CAPITAL
                                                                APPRECIATION
                                                                TRUST

                               [GRAPHIC OMMITTED]

          FROM OUR FAMILY TO YOURS: THE INTELLIGENT CREATION OF WEALTH




                                  ANNUAL REPORT
                           AND INVESTMENT PERFORMANCE
                           REVIEW FOR THE YEAR ENDED
                                AUGUST 31, 2000


                                     [LOGO]

                              --------------------
                              CAPITAL APPRECIATION
                                   TRUST(TM)
                              --------------------

                                                                October 6, 2000


Dear Shareholders:


I am pleased to provide you with the annual report for Heritage Capital Appreciation Trust (the "Fund") for the fiscal year ended August 31, 2000. For this period, your Fund had a total return of +29.55%, +28.75%, +28.76% for Class A, Class B and Class C shares, respectively.*


The marketplace has experienced volatility throughout the last year, often testing investors' resolve in long-term investing strategies and reiterating the benefits of effectively allocating assets. The switch back and forth between the higher performance of value- and growth-oriented stocks has been especially evident during this period as follows:

                               S & P 500     S & P 500
                                 GROWTH        VALUE
                              -----------   ----------
  3 Months Ended 11/30/99         +9.60%        +.92%
  3 Months Ended 2/29/00          +2.35%       -5.82%
  3 Months Ended 5/31/00           -.39%      +10.03%
  3 Months Ended 8/31/00          +9.24%       +4.54%

Throughout the year, your Fund has benefited from employing a successful "growth at a reasonable price" investment style.


As noted in Herb Ehler's enclosed report, your Fund has ranked in the top 2% of all large blend funds traced by Morningstar for the three years ended August 31, 2000. I'm also extremely pleased to report that your Fund has ranked in the top decile for the past 10 years relative to its Morningstar peer group for both its absolute and tax adjusted results.


With the strong performance of your Fund during the last year, we would like to reiterate -- as we do each year -- that investing is a marathon, not a sprint. With that in mind, I hope you find the long-term performance results for your Fund (updated through September 30, 2000) to be helpful. All returns are shown net of all expenses and front- and back-end sales charges, as applicable.


ENDED SEPTEMBER 30, 2000      CLASS A**     CLASS B**      CLASS C**
--------------------------   -----------   -----------   ------------
  One Year                      +19.47%       +20.64%        +24.65%
  Three Year                    +24.43%           N/A        +26.70%
  Five Year                     +25.16%           N/A        +25.67%
  Ten Year                      +20.78%           N/A            N/A
  Life of Class                 +15.86%       +23.72%        +25.52%

Effective October 5, 2000, I have assumed the position of President of the Heritage Capital Appreciation Trust replacing Brian Lee. I have served as a member of the Heritage Board of Trustees since the inception of the Fund and look forward to communicating with you in the future.


Thank you for your continuing investment in Heritage Capital Appreciation Trust. Please call your financial advisor or Heritage at (800) 421-4184 if you have any questions.


                                               Sincerely,

                                               /s/ RICHARD K. RIESS
                                               --------------------
                                               Richard K. Riess
                                               President
----------
* These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
** Performance data quoted represents past performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance numbers reflect the current maximum front-end sales load for Class A Shares of 4.75%. These numbers also reflect a contingent deferred sales load (CDSL) on Class B Shares of 5% on redemptions made within the first year of purchase, declining to 0% over six years. A 1% CDSL for Class C Shares is charged on redemptions made within 12 months of purchase. Inception was December 12, 1985 for Class A Shares, January 2, 1998 for Class B Shares and April 3, 1995 for Class C Shares.

                                                                 October 9, 2000


Dear Fellow Shareholders:


The performance results for the Heritage Capital Appreciation Trust ("HCAT" or the "Fund") for the fiscal year ended August 31, 2000 continued to be, what we believe to be spectacular. As I discuss in the next paragraph, results won't always be this outstanding, but it sure is great fun when they are! Our Fund's Class A shares value was up 29.6%* compared to 16.3% for the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). For the three years ended August 31, 2000, our Fund's Class A shares were up at an annual rate of 28.3%* per year compared to 20.4% for the S&P 500, and ranked(a) in the top 2% (based on a quantitative measure of risk-adjusted returns) of the Morningstar Inc. Large Blend peer group. For the periods ended August 31, 2000, HCAT received a five star rating(b) from Morningstar Inc. for 5 years and a four star rating from Morningstar for 3 years, and 10 years. These ratings are based on risk and performance scores for the Fund compared to a universe of 2,375, 3,839 and 792 domestic equity funds, respectively.


Now for my usual words of caution regarding future returns. I have expressed the same caution for the last two years and our Fund has performed well. So bear with me because I feel I need to say it again. First, HCAT's performance for the past one, three and five years has really been terrific on both an absolute and relative basis (compared to both the S&P 500 and the Morningstar peer group). Second, such performance is unlikely to occur again for quite some time (I have been wrong in saying this for the last two years and hopefully, my current prediction is equally wrong). We have a long way to go for performance until next August 31, 2001, and we continue to work diligently on behalf of our Fund.


By the way, I also make similar comments when performance isn't quite so good. So, let's all keep in mind that investing is a marathon, not a sprint. Performance plays out over very long periods of time. Our Fund's performance in future time periods may not be quite so good as in recent time periods. Of course, I have no idea of when those future time periods might be. Let's all hope they're many years away. But when our Fund's performance and the stock market returns aren't quite so impressive, we should still feel comfortable that our Fund owns what we believe to be good companies', leaders in their industries in many cases, and with excellent management. Over the long-term, we believe companies in our Fund's portfolio should be able to achieve increased earnings, high returns on capital, and increased value. If so, over the long-term, the stocks of these companies should produce reasonable returns.


During the twelve-months ended August 31, 2000, our Fund benefited from its holdings in various growth industries including wireless telephone (+60.0%); non- regulated electric utilities (+110.2%); cable TV and entertainment (+46.2%); retail drug store chains (+42.4%); networking equipment (+96.1%); internet/ online (+139.3%).


Our Fund had a significant underweighting in the technology sector. As you know, the technology sector has been very strong for the past year and our Fund's returns did not capture the benefit of the strong technology sector. Even though we were underweighted in technology, our technology holdings produced a return of 119.1%, far outperforming the S&P technology sector, which returned 48.5%.

----------
 * Calculated without the imposition of either front-end or contingent deferred sales charge.
(a) Morningstar, Inc. performance rankings for the Heritage Capital Appreciation Trust Class A Shares were based on a quantitative measure of risk-adjusted returns. This measure calculated by Morningstar shows how well a fund has balanced risk and return relative to other funds in the same category. For the 1, 3, 5 and 10 years periods ended August 31, 2000, HCAT has been ranked in the 17%, 2%, 4% and 9% in a universe of 945, 667, 391 and 134 large blend funds. The performance numbers used for the Fund did not take into account front-end sales charges. Past performance is no guarantee of future results.
(b) Morningstar, Inc. brings both performance and risk together into one evaluation. These ratings are subject to change every month. The top 10% of domestic equity funds receive five stars and the next 22.5% receive four starts. The performance numbers used for the Fund did take into account front-end sales charges. Past performance is no guarantee of future results.

Our Fund had six stocks which more than doubled in the past year (interestingly, this was the same number of stocks which more than doubled in the Fund's prior fiscal year). Most fortunately, one of our stocks, AES Corporation, doubled in each of the last two years. In summary, the other five stocks were: Network Solutions, the leader in domain name registrations for the internet (.com, .net,
 .org) and a leader in the infrastructure of the Internet through its registry services; Crown Castle, one of the largest owners of communications towers for wireless communications (towers are needed to carry the wireless signals across the land); Echostar Communications, one of two U.S. direct broadcast satellite
(DBS) television service companies, and better known as the DISH network (we also own shares in the competitor GM Hughes Electronics, known for its Direct TV service); Gem Star-TV Guide International, one of the leaders in interactive TV and the owner of powerful patents in this emerging technology space; and Corning Inc, a leader in fiber optic wire technology and production worldwide.


In my last letter to shareholders I commented on Harrah's Entertainment, one of the slowest turtles in the portfolio for the six-months ended February 29, 2000. During this time period Harrah's stock had declined 34% to $19 per share. We reviewed our valuation of Harrah's which indicated the stock was undervalued at $19 per share. We did not know when this turtle would begin to run faster. But we did like and still do like the gaming business, and we believed that Harrah's was one of the best in the business, and therefore, we were comfortable owning this business for the long term. The good news is that Harrah's appreciated over 50% to $28.375 per share as of August 31, 2000. We still own the stock and intend to hold it for the long term. Harrah's was clearly one of the turtles in that well-known race with the hare.


I also mentioned that reviewing the Fund's portfolio last March, I identified a number of turtles which I believed had a reasonable chance in catching the famous hare. As a refresher, the turtles were Fannie Mae, Freddie Mac, Cendant, Wrigley, Starwood, and Ambac. A common theme weaving through the turtles is that they were not "new economy" stocks. But unlike most new economy stocks, the turtles are producing tons of cash flow. Five of these turtles have not only caught up with the hare, but have left the hare in the dust. Cendant remains the only turtle in the bunch which is still trailing the hare.


So you may ask what are the turtles in the portfolio today. Certainly the portfolio has a number of turtles, but I just don't know which ones will begin to run faster, nor when they will begin to run faster. But I also know that a few of them won't make it to the finish line in a reasonable period of time, and therefore may be sold as we balance corporate fundamentals versus our expected return on the stock. Some of the turtles today are Clear Channel Communications, Liberty Media, McDonalds, Sprint PCS, Sabre Holdings, Valassis Communications and Westwood One. Actually there are more turtles than this but I am embarrassed to list them all.


Our Fund's portfolio continues to emphasize broadcasting, communications services, communications equipment, and entertainment, and we continue to invest in the strong franchises within these industries. We believe that these sectors of the economy should continue to prosper as the economy grows during the next decade. We remain long-term bullish on America and the stock market. Over a long time horizon, stocks have produced excellent results compared to inflation and most other investment alternatives.



                                        Sincerely,


                                        /s/ HERBERT E. EHLERS
                                        ---------------------
                                        Herbert E. Ehlers

                                        Managing Director
                                        Goldman Sachs Co.

                                        Chief Investment Officer
                                        Growth Equity Strategy
                                        Goldman Sachs Asset Management

------------------------------------------------------------------------------------------------------------------
                         GROWTH OF A $10,000 INVESTMENT
         SINCE SEPTEMBER 1, 1990 OF HERITAGE CAPITAL APPRECIATION TRUST
                                 CLASS A SHARES


                               [GRAPHIC OMITTED]


AVERAGE ANNUAL TOTAL RETURNS*
1 YEAR: 23.40% 5 YEARS: 26.10%
      10 YEARS: 20.43%


$9,525      $11,595   $12,845    $16,149    $17,291    $19,168    $21,621    $28,889   $35,085   $49,531   $64,165
SEPT-90     AUG-91    AUG-92     AUG-93     AUG-94     AUG-95     AUG-96     AUG-97    AUG-98    AUG-99    AUG-00


        ________ HERITAGE CAPITAL APPRECIATION TRUST $64,163
        - - - -  STANDARD & POORS 500 COMPOSITE STOCK PRICE INDEX $59,346
        ........ VALUE LINE INDEX (GEOM.) $20,853


------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                         GROWTH OF A $10,000 INVESTMENT
             SINCE INCEPTION OF HERITAGE CAPITAL APPRECIATION TRUST
                        CLASS B SHARES ON JANUARY 2, 1998


                               [GRAPHIC OMITTED]


AVERAGE ANNUAL TOTAL RETURNS*
      1 YEAR: 24.75%
      10 YEARS: 20.43%


  0      9.61%   4.33%   -10.07%  20.14%  7.87%   7.38%   0.80%   13.55%   5.93%   -4.80%   9.05%
JAN-98   FEB-98  MAY-98  AUG-98   NOV-98  FEB-99  MAY-99  AUG-99  NOV-99   FEB-00  MAY-00   AUG-00

        ________ HERITAGE CAPITAL APPRECIATION TRUST $18,273
                 ------- WITHOUT A 3% CONTINGENT DEFERRED SALES LOAD $18,573
        - - - -  STANDARD & POORS 500 COMPOSTE STOCK PRICE INDEX $16,203
        ........ VALUE LINE INDEX (GEOM.) $9,583
---------------------------------------------------------------------------------------------------


The Value Line Index does not include reinvestment of dividends.
----------------
* Average annual total returns for Heritage Capital Appreciation Trust are calculated in conformance with item 21 of Form N-1A, which assumes the maximum sales load of 4.75% for Class A Shares, a contingent deferred sales load for Class B Shares (4% for the one year period and 3% for the life of Class B Shares) and reinvestment of dividends for both Class A and B Shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

---------------------------------------------------------------------------------------------------------------------
                         GROWTH OF A $10,000 INVESTMENT
             SINCE INCEPTION OF HERITAGE CAPITAL APPRECIATION TRUST
                         CLASS C SHARES ON APRIL 3,1995


                               [GRAPHIC OMITTED]


AVERAGE ANNUAL TOTAL RETURNS*
1 YEAR: 28.76% 5 YEAR: 26.59%
LIFE OF CLASS C SHARES: 26.38%





$10,000  $10,931   $12,158   $12,261   $14,048   $16,296   $20,977   $19,672   $25,497   $27,598   $33,679   $35,535
APR-95   AUG-95    FEB-96    AUG-96    FEB-97    AUG-97    FEB-98    AUG-98    FEB-99    AUG-99    FEB-00    AUG-00

        ________ HERITAGE CAPITAL APPRECIATION TRUST $35,535
         - - - -  STANDARD & POORS 500 COMPOSTE STOCK PRICE INDEX $33,320
        ........ VALUE LINE INDEX (GEOM.) $14,911
---------------------------------------------------------------------------------------------------------------------


The Value Line Index does not include reinvestment of dividends.
----------------
* Average annual returns for Heritage Capital Appreciation Trust Class C Shares are calculated in conformance with item 21 of Form N-1A, which assumes reinvestment of dividends for Class C Shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.


                  CALENDAR YEAR RETURNS FOR CLASS A SHARES OF
                      HERITAGE CAPITAL APPRECIATION TRUST


                               [GRAPHIC OMITTED]


35.06   9.71    18.41   -2.37   20.27   18.90   42.72   34.18   40.39    0.25
1991    1992    1993    1994    1995    1996    1997    1998    1999    AUG-00


These returns are calculated without the imposition of front-end sales charges. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                             INVESTMENT PORTFOLIO
                                AUGUST 31, 2000
--------------------------------------------------------------------------------


                                                       MARKET
    SHARES                                             VALUE
    ------                                             -----
COMMON STOCKS--96.6% (a)
------------------------
    BANKS--2.7%
    -----------
      82,200  State Street Corporation ...........   $ 9,679,050
                                                     -----------
    BEVERAGES--0.6%
    ---------------
      52,000  PepsiCo, Inc. ......................     2,216,500
                                                     -----------
    BROADCASTING--12.9%
    -------------------
     135,000  Cablevision Systems
              Corporation, Class "A" * ...........     9,078,750
      99,349  Clear Channel Communications
              Inc. * .............................     7,190,384
     420,650  Infinity Broadcasting
              Corporation, Class "A" * ...........    15,932,119
     113,640  Univision Communications,
              Inc. Class "A" * ...................     5,014,365
     140,399  Viacom, Inc. Class "B" * ...........     9,450,608
                                                       -----------
                                                      46,666,226
                                                      -----------
    COMMUNICATION SERVICES--16.8%
    -----------------------------
     415,000  Crown Castle International
              Corporation * ......................    14,395,313
     414,400  Echostar Communications
              Corporation, Class "A"* ............    20,202,000
      55,000  Gemstar-TV Guide
              International, Inc. * ..............     4,963,750
     267,000  General Motors Corporation,
              Class "H" ..........................     8,844,375
     113,400  Sprint Corporation
              (PCS Group) * ......................     5,691,263
      88,000  Vodafone Group PLC,
              Sponsored ADR ......................     3,602,500
      81,500  WorldCom, Inc. * ...................     2,974,750
                                                     -----------
                                                      60,673,951
                                                     -----------
    COMMUNICATIONS EQUIPMENT--3.8%
    ------------------------------
      17,930  Corning, Inc. ......................     5,879,919
      52,000  Nortel Networks Corporation ........     4,241,250
      59,000  QUALCOMM, Inc. * ...................     3,532,625
                                                     -----------
                                                      13,653,794
                                                     -----------
    COMPUTER SYSTEMS DESIGN--2.5%
    -----------------------------
     142,000 First Data Corporation .............     6,771,625
     130,000 S1 Corporation * ...................     2,266,875
                                                    -----------
                                                      9,038,500
                                                    -----------
    ELECTRONIC EQUIPMENT--0.8%
    --------------------------
     145,500  Energizer Holdings, Inc. * .........    2,873,625
                                                    -----------
    ENTERTAINMENT--16.8%
    --------------------
     780,000  AT&T - Liberty Media Group,
              Class "A" * ........................   16,672,500
     915,000  Harrah's Entertainment,
              Inc. * .............................   25,963,125
     151,000  Time Warner, Inc. ..................   12,910,500
     184,000  Westwood One, Inc. * ...............    5,117,500
                                                    -----------
                                                     60,663,625
                                                    -----------


                                                       MARKET
       SHARES                                          VALUE
       ------                                          ------

COMMON STOCKS (CONTINUED)
-------------------------
    FINANCIAL INSTITUTIONS--7.5%
    ----------------------------
     214,000  Fannie Mae .........................    11,502,500
     265,000  Freddie Mac ........................    11,163,125
     127,000  MBNA Corporation ...................     4,484,687
                                                     -----------
                                                      27,150,312
                                                     -----------
    FOOD--0.4%
    ----------
      20,400  Wm. Wrigley Jr. Company ............     1,510,875
                                                     -----------
    HOTELS, MOTELS & INNS--2.1%
    ---------------------------
      41,400  Marriott International, Inc.,
              Class "A" ..........................     1,635,300
     190,000  Starwood Hotels & Resorts
              Worldwide Inc. .....................     6,080,000
                                                     -----------
                                                       7,715,300
                                                     -----------
    INFORMATION RETRIEVAL SERVICES--1.1%
    ------------------------------------
      65,000  Checkfree Corporation * ............     3,367,812
      45,000  Travelocity.com Inc. * .............       618,750
                                                     -----------
                                                       3,986,562
                                                     -----------
    INSURANCE--1.3%
    ---------------
      75,000  AMBAC Financial Group, Inc. ........     4,846,875
                                                     -----------
    MISCELLANEOUS SERVICES--1.0%
    ----------------------------
     276,000  Cendant Corporation * ..............     3,639,750
                                                     -----------
    PHARMACEUTICAL--8.0%
    --------------------
     156,500  Bristol-Myers Squibb Company .......     8,294,500
     415,800  Pfizer, Inc. .......................    17,983,350
      61,000  Schering-Plough Corporation ........     2,447,625
                                                     -----------
                                                      28,725,475
                                                     -----------
    PRINTING & PUBLISHING--4.6%
    ---------------------------

     178,000  A.H. Belo Corporation,
              Class "A" ..........................     3,404,250
      46,000  Gannett Company ....................     2,604,750
      91,000  New York Times Company,
              Class "A" ..........................     3,566,062
     250,000  Valassis Communications, Inc. ......     7,218,750
                                                     -----------
                                                      16,793,812
                                                     -----------
    PROFESSIONAL SERVICES--0.3%
    ---------------------------

      26,020  DoubleClick Inc. * .................     1,058,689
                                                     -----------
    RESTAURANTS--1.2%
    -----------------
     139,880  McDonald's Corporation .............     4,178,915
                                                     -----------
    RETAIL STORES--1.5%
    -------------------
     166,000  Walgreen Company ...................     5,457,250
                                                     -----------
    SECURITY DEALERS--2.6%
    ----------------------
     244,000  Charles Schwab Corporation .........     9,317,750
                                                     -----------
    SOFTWARE--2.7%
    --------------
      48,350  VeriSign, Inc. * ...................     9,615,606
                                                     -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                             INVESTMENT PORTFOLIO
                                AUGUST 31, 2000
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                 MARKET
     SHARES                                      VALUE
     ------                                      ------

COMMON STOCKS (CONTINUED)
-------------------------
  UTILITIES--5.4%
  --------------
  303,600  AES Corporation ................    $ 19,354,500
                                               ------------
Total Common Stocks (cost $245,074,515)         348,816,942

REPURCHASE AGREEMENT--3.5%(A)
-----------------------------
Repurchase Agreement with State Street
Bank and Trust Company, dated
August 31, 2000 @ 6.48% to be
repurchased at $12,574,263 on
September 1, 2000, collateralized by
$13,445,000 United States Treasury Bonds,
5.50% due August 15, 2028, (market value
$12,842,715 including interest)
(cost $12,572,000)...........................    12,572,000
                                               ------------
Total Investment Portfolio
(cost $257,646,515)(b), 100.1%(a)...........    361,388,942
Other Assets and Liabilities, net, (0.1%)(a)        (78,993)
                                               ------------
Net Assets, 100.0% .........................   $361,309,949
                                               ============

----------
 *        Non-income producing security.
 (a)      Percentages indicated are based on net assets.
 (b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $103,742,427 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $119,547,318 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $15,804,891.
ADR       American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 2000
--------------------------------------------------------------------------------


ASSETS
------

Investments, at market value (identified cost $245,074,515) (Note 1) .....................               $ 348,816,942
Repurchase agreement (identified cost $12,572,000) (Note 1) ..............................                  12,572,000
Cash .....................................................................................                         626
Receivables:
 Fund shares sold ........................................................................                     883,708
 Dividends and interest ..................................................................                      85,341
Deferred state qualification expenses (Note 1) ...........................................                      12,018
Prepaid insurance (Note 1) ...............................................................                       9,384
                                                                                                         -------------
   Total Assets ..........................................................................                 362,380,019

LIABILITIES
-----------
Payables (Note 4):
 Fund shares redeemed ....................................................................  $555,489
 Accrued management fee ..................................................................   226,680
 Accrued distribution fee ................................................................   163,242
 Other accrued expenses ..................................................................   124,659
                                                                                            --------
   Total Liabilities .....................................................................                   1,070,070
                                                                                                         -------------
Net assets, at market value ..............................................................               $ 361,309,949
                                                                                                         =============
NET ASSETS
----------
Net assets consist of:
 Paid-in capital .........................................................................               $ 226,042,638
 Accumulated net realized gain ...........................................................                  31,524,884
 Net unrealized appreciation on investments ..............................................                 103,742,427
                                                                                                         -------------
Net assets, at market value ..............................................................               $ 361,309,949
                                                                                                         =============
CLASS A SHARES
--------------
Net asset value and redemption price per share ($244,376,016 divided by 7,541,177 shares of
 beneficial interest outstanding, no par value) (Notes 1 and 2) ..........................               $       32.41
                                                                                                         =============
Maximum offering price per share (100/95.25 of $32.41 ) ..................................               $       34.03
                                                                                                         =============
CLASS B SHARES
--------------

Net asset value, offering price and redemption price per share ($43,055,904 divided by
 1,379,869 shares of beneficial interest outstanding, no par value) (Notes 1 and 2) ......               $       31.20
                                                                                                         =============
CLASS C SHARES
--------------

Net asset value, offering price and redemption price per share ($73,878,029 divided by
 2,368,641 shares of beneficial interest outstanding, no par value) (Notes 1 and 2) ......               $       31.19
                                                                                                         =============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                            STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
-----------------
Income:
 Dividends .........................................................                    $  1,351,041
 Interest ..........................................................                         764,121
                                                                                        ------------
   Total income ....................................................                       2,115,162
Expenses (Notes 1 and 4):
 Management fee ....................................................    $2,316,092
 Distribution fee (Class A Shares) .................................       738,068
 Distribution fee (Class B Shares) .................................       325,881
 Distribution fee (Class C Shares) .................................       580,044
 Shareholder servicing fees ........................................       180,690
 Custodian/Fund accounting fees ....................................        85,702
 State qualification expenses ......................................        66,520
 Professional fees .................................................        54,709
 Reports to shareholders ...........................................        27,662
 Federal registration fees .........................................        22,881
 Trustees' fees and expenses .......................................         8,770
 Insurance.. .......................................................         5,712
 Other .............................................................         3,029
                                                                        ----------
   Total expenses ..................................................                       4,415,760
                                                                                        ------------
Net investment loss ................................................                      (2,300,598)
                                                                                        ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENT
------------------------------------------
Net realized gain from investment transactions .....................                      34,957,373
Net unrealized appreciation of investments during the year .........                      37,699,767
                                                                                        ------------
   Net gain on investments .........................................                      72,657,140
                                                                                        ------------
Net increase in net assets resulting from operations ...............                    $ 70,356,542
                                                                                        ============

--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                         FOR THE YEARS ENDED
                                                                                  -----------------------------------
                                                                                  AUGUST 31, 2000     AUGUST 31, 1999
                                                                                  ---------------     ---------------
Increase in net assets:
Operations:
 Net investment loss .........................................................     $  (2,300,598)      $ (1,063,237)
 Net realized gain from investment transactions ..............................        34,957,373         23,111,162
 Net unrealized appreciation of investments during the year ..................        37,699,767         31,487,745
                                                                                   -------------       ------------
 Net increase in net assets resulting from operations ........................        70,356,542         53,535,670
Distributions to shareholders from:
 Net realized gains Class A Shares, ($2.62 and $1.32 per share, respectively).       (16,827,988)        (6,989,221)
 Net realized gains Class B Shares, ($2.62 and $1.32 per share, respectively).        (2,297,541)          (477,834)
 Net realized gains Class C Shares, ($2.62 and $1.32 per share, respectively).        (4,038,865)          (983,407)
Increase in net assets from Fund share transactions (Note 2) .................        89,744,810         57,959,964
                                                                                   -------------       ------------
Increase in net assets .......................................................       136,936,958        103,045,172
Net assets, beginning of year ................................................       224,372,991        121,327,819
                                                                                   -------------       ------------
Net assets, end of year ......................................................     $ 361,309,949       $224,372,991
                                                                                   =============       ============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                                            CLASS A SHARES
                                                    -----------------------------------------------------------
                                                                         FOR THE YEARS ENDED
                                                                              AUGUST 31,
                                                    -----------------------------------------------------------
                                                       2000        1999        1998        1997          1996
                                                    --------   ---------    --------    --------      ---------
Net asset value, beginning of year .......... ....  $  27.18    $  20.34    $  18.60    $  15.58      $   15.53
                                                    --------    --------    --------    --------      ---------
Income from Investment Operations:
 Net investment loss (a) .........................    ( 0.16)     ( 0.10)     ( 0.07)     ( 0.06)          0.00 (b)
 Net realized and unrealized gain on
  investments ....................................      8.01        8.26        3.94        4.85           1.81
                                                    --------    --------    --------    --------      ---------
 Total from Investment Operations ................      7.85        8.16        3.87        4.79           1.81
                                                    --------    --------    --------    --------      ---------
Less Distributions:
 Dividends from net investment income ............        --          --          --          --         ( 0.04)
 Distributions from net realized gains ...........    ( 2.62)     ( 1.32)     ( 2.13)     ( 1.77)        ( 1.72)
                                                    --------    --------    --------    --------      ---------
 Total Distributions .............................    ( 2.62)     ( 1.32)     ( 2.13)     ( 1.77)        ( 1.76)
                                                    --------    --------    --------    --------      ---------
Net asset value, end of year .....................  $  32.41    $  27.18    $  20.34    $  18.60      $   15.58
                                                    ========    ========    ========    ========      =========
Total Return (%) (c) .............................     29.55       41.18       21.45       33.61          12.79
Ratios (%)/ Supplemental Data:
 Operating expenses, net, to average daily net
  assets .........................................      1.24        1.29        1.41        1.48           1.54
 Net investment income (loss) to average daily
  net assets (a) .................................    (  .55)     (  .45)     (  .34)     (  .30)        (  .02)
 Portfolio turnover rate .........................        48          44          25          42             54
 Net assets, end of year ($ millions) ............       244         169         104          81             70



                                                                 CLASS B SHARES
                                                    -------------------------------------
                                                              FOR THE YEARS ENDED
                                                                   AUGUST 31,
                                                    -------------------------------------
                                                      2000        1999          1998(+)
                                                    --------    --------      ----------
Net asset value, beginning of year .......... ....  $  26.40    $  19.91      $    19.36
                                                    --------    --------      ----------
Income from Investment Operations:
 Net investment loss (a) .........................     (0.29)      (0.19)          (0.06)
 Net realized and unrealized gain on
  investments ....................................      7.71        8.00            0.61
                                                    --------    --------      ----------
 Total from Investment Operations ................      7.42        7.81            0.55
                                                    --------    --------      ----------
Less Distributions:
 Dividends from net investment income ............        --          --              --
 Distributions from net realized gains ...........     (2.62)      (1.32)             --
                                                    --------    --------      ----------
 Total Distributions .............................     (2.62)      (1.32)             --
                                                    --------    --------      ----------
Net asset value, end of year .....................  $  31.20    $  26.40      $    19.91
                                                    ========    ========      ==========
Total Return (%) (c) .............................     28.75       40.27            2.84 (d)
Ratios (%)/ Supplemental Data:
 Operating expenses, net, to average daily net
  assets .........................................      1.90        1.92            2.01 (e)
 Net investment income (loss) to average daily
  net assets (a) .................................     (1.21)      (1.10)           (.86)(e)
 Portfolio turnover rate .........................        48          44              25
 Net assets, end of year ($ millions) ............        43          20               5



                                                                             CLASS C SHARES
                                                    -------------------------------------------------------------
                                                                          FOR THE YEARS ENDED
                                                                               AUGUST 31,
                                                    -------------------------------------------------------------
                                                       2000        1999        1998        1997           1996
                                                    --------    --------    --------    --------      -----------
Net asset value, beginning of year .......... ....  $  26.39    $  19.90    $  18.34    $  15.46      $    15.50
                                                    --------    --------    --------    --------      ----------
Income from Investment Operations:
 Net investment loss (a) .........................     (0.29)      (0.19)      (0.09)      (0.13)         9 0.03)(b)
 Net realized and unrealized gain on
  investments ....................................      7.71        8.00        3.78        4.78            1.75
                                                    --------    --------    --------    --------      ----------
 Total from Investment Operations ................      7.42        7.81        3.69        4.65            1.72
                                                    --------    --------    --------    --------      ----------
Less Distributions:
 Dividends from net investment income ............        --          --          --          --           (0.04)
 Distributions from net realized gains ...........     (2.62)      (1.32)      (2.13)      (1.77)          (1.72)
                                                    --------    --------    --------    --------      ----------
 Total Distributions .............................     (2.62)      (1.32)      (2.13)      (1.77)          (1.76)
                                                    --------    --------    --------    --------      ----------
Net asset value, end of year .....................  $  31.19    $  26.39    $  19.90    $  18.34      $    15.46
                                                    ========    ========    ========    ========      ==========
Total Return (%) (c) .............................     28.76       40.29       20.72       32.91           12.16
Ratios (%)/ Supplemental Data:
 Operating expenses, net, to average daily net
  assets .........................................      1.90        1.92        2.00        2.04            2.05
 Net investment income (loss) to average daily
  net assets (a) .................................     (1.21)      (1.10)       (.90)       (.88)           (.57)
 Portfolio turnover rate .........................        48          44          25          42              54
 Net assets, end of year ($ millions) ............        74          35          12           3            1.0

-------
(+) For the period January 2, 1998 (commencement of Class B Shares) to August
    31, 1998.
(a) Excludes management fees waived by the Manager in the amount of less than $0.04 and $0.04 per Class A and C Shares, respectively, for the year ended August 31, 1996. The operating expense ratios including such items would have been 1.87% and 2.30% for Class A and C Shares, respectively, for the year ended August 31, 1996.
(b) Amounts calculated prior to reclassification of $23,981. The effect of such reclassification would have no effect on net investment income for Class A Shares and would have resulted in an increase in net investment income of $0.10 for Class C shares.
(c) Does not reflect the imposition of a sales charge.
(d) Not annualized.
(e) Annualized.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
HERITAGE CAPITAL APPRECIATION TRUST NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
Note 1:   Significant Accounting Policies. Heritage Capital Appreciation
          Trust (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its objective by investing primarily in common stocks selected for their potential to achieve capital appreciation over the long term. The Fund currently issues Class A, Class B and Class C Shares. Class A Shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. Additionally, for investments greater than $1 million, those Class A Shares may be subject to a maximum contingent deferred sales charge of 1% upon redemptions made in less than 18 months of purchase. Class B Shares are sold subject to a maximum contingent deferred sales charge of 5% of the lower of net asset value or purchase price payable upon any redemption made, declining over a six year period. Class C Shares are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions made in less than one year of purchase. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:


          SECURITY VALUATION: The Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded or the Nasdaq Stock Market. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market.


          REPURCHASE AGREEMENTS: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.


          FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.


          DISTRIBUTION OF INCOME AND GAINS: Distributions of net investment income are made annually. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investment for both financial and federal income tax reporting purposes.


          STATE QUALIFICATION EXPENSES: State qualification fees are amortized based either on the time period covered by the qualification or as related shares are sold, whichever is appropriate for each state.


          EXPENSES: The Fund is charged for those expenses which are directly attributable to it, such as management fees, custodian fees, distribution fees, etc., while other expenses such as insurance expense, are allocated proportionately among the Heritage Funds. Expenses of the Fund are allocated to each class of shares based upon their relative percentage of net assets. All expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class.


          CAPITAL ACCOUNTS: The Fund reports the undistributed net investment income and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Fund.


          OTHER: For purposes of these financial statements, investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

Note 2: Fund Shares. At August 31, 2000, there was an unlimited number of shares of beneficial interest of no par value authorized.


          Transactions in Class A, B and C Shares of the Fund during the year ended August 31, 2000, were as follows:


                                                  CLASS A SHARES
                                            ----------------------------
                                              SHARES          AMOUNT
                                            ----------    --------------
     For the Year Ended August 31, 2000
      Shares sold ......................     2,317,913    $   72,183,080
      Shares issued on reinvestment
       of distributions ................       534,810        16,204,747
      Shares redeemed ..................    (1,532,763)      (47,694,838)
                                            ----------    --------------
      Net increase .....................     1,319,960    $   40,692,989
                                                          ==============
      Shares outstanding:
       Beginning of year ...............     6,221,217
                                            ----------
       End of year .....................     7,541,177
                                            ==========



                                                CLASS B SHARES                CLASS C SHARES
                                           -------------------------   -----------------------------
                                             SHARES        AMOUNT         SHARES         AMOUNT
                                           ---------    ------------    ---------    ---------------
     For the Year Ended August 31, 2000
      Shares sold ......................     691,765    $ 20,522,815    1,248,513    $   37,264,144
      Shares issued on reinvestment
       of distributions ................      74,587       2,185,391      134,326         3,934,392
      Shares redeemed ..................    (149,122)     (4,456,054)    (346,912)      (10,398,867)
                                            --------    ------------    ---------    --------------
      Net increase .....................     617,230    $ 18,252,152    1,035,927    $   30,799,669
                                                        ============                 ==============
      Shares outstanding:
       Beginning of year ...............     762,639                    1,332,714
                                            --------                    ---------
       End of year .....................   1,379,869                    2,368,641
                                           =========                    =========

     Transactions in Class A, B and C Shares of the Fund during the year ended August 31, 1999, were as follows:



                                                 CLASS A SHARES               CLASS B SHARES               CLASS C SHARES
                                           --------------------------     ------------------------   --------------------------
                                             SHARES         AMOUNT         SHARES        AMOUNT        SHARES        AMOUNT
                                           ----------   -------------     --------    ------------   ----------    ------------
     For the Year Ended August 31, 1999
      Shares sold ......................   1,525,107    $  38,812,480      521,926    $ 13,082,756      906,945    $ 22,504,638
      Shares issued on reinvestment
       of distributions ................     292,671        6,833,858       20,394         464,787       41,940         955,395
      Shares redeemed ..................    (698,608)     (17,804,722)     (54,591)     (1,425,258)    (224,397)     (5,463,970)
                                           ---------    -------------      -------    ------------     --------    ------------
      Net increase .....................   1,119,170    $  27,841,616      487,729    $ 12,122,285      724,488    $ 17,996,063
                                                        =============                 ============                 ============
      Shares outstanding:
       Beginning of year ...............   5,102,047                       274,910                      608,226
                                           ---------                       -------                     --------
       End of year .....................   6,221,217                       762,639                    1,332,714
                                           =========                       =======                    =========

Note 3: Purchases and Sales of Securities. For the year ended August 31, 2000, purchases and sales of investment securities (excluding repurchase agreements and short-term obligations) aggregated $205,344,088 and $141,923,818, respectively.


Note 4: Management, Subadvisory, Distribution, Shareholder Servicing Agent, Fund Accounting and Trustees Fees. Under the Fund's Investment Advisory and Administration Agreement with Heritage Asset Management, Inc. (the "Manager"), the Fund agrees to pay to the Manager a fee equal to an annualized rate of .75% of the Fund's average daily net assets, computed daily and payable monthly. Pursuant to a contract agreement dated January 3, 2000, the Manager has agreed to waive its fees and, if necessary, reimburse the Fund to the extent that Class A annual operating expenses exceed 1.40% of the Class A Share average daily net assets and to the extent that the Class B and Class C annual operating expenses each exceed 2.15% of that classes' average daily net assets for the fiscal year ending August 31, 2000. No fees were waived and no expenses were reimbursed for the fiscal year ending August 31, 2000.


          The Manager entered into an agreement with Goldman Sachs Asset Management (the "Subadviser") to provide to the Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for a fee payable, by the Manager, equal to an annualized rate of .25% of average daily net assets, computed daily and paid monthly. For the fiscal year ending August 31, 2000 the subadviser earned $772,031, which was paid by the Manager.


          From December 12, 1985 (commencement of operations) through February 26, 1995, Eagle Asset Management, Inc, a wholly owned subsidiary of Raymond James Financial, Inc., was the sole subadviser to the Fund. Although Eagle remains a subadviser to the Fund, there are no assets currently allocated to Eagle.


          The Manager is also the Dividend Paying, Shareholder Servicing Agent and Fund Accountant for the Fund. The Manager charged $180,690 for Dividend Paying and Shareholder Servicing and $54,001 for Fund Accounting services of which $37,000 and $9,000 was payable as of August 31, 2000, respectively.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

          Raymond James & Associates, Inc. (the "Distributor") has advised the Fund that it received $71,152 in front-end sales charges for Class A Shares, $12,246 in contingent deferred sales charges also for Class A Shares, $75,225 in contingent deferred sales charges for Class B Shares and $19,884 in contingent deferred sales charges for Class C Shares for the fiscal year ending August 31, 2000. From these fees, the Distributor paid commissions to salespersons and incurred other distribution costs.


          Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund is authorized to pay the Distributor a fee of up to .50% of the average daily net assets for Class A Shares. The Class B and C Shares Distribution Plan provides for payments at an annual rate of up to 1.00% of the average daily net assets. Such fees are accrued daily and payable monthly. Class B Shares will convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly owned subsidiaries of Raymond James Financial, Inc.


          Trustees of the Fund also serve as Trustees for Heritage Cash Trust, Heritage Income-Growth Trust, Heritage Income Trust and Heritage Series Trust, investment companies that are also advised by the Manager or its affiliates (collectively referred to as the Heritage Mutual Funds). Each Trustee of the Heritage Mutual Funds who is not an employee of the Manager or an employee of an affiliate of the Manager receives an annual fee of $8,666 and an additional fee of $3,250 for each combined quarterly meeting of the Heritage Mutual Funds attended. Trustees' fees and expenses are paid equally by each portfolio in the Heritage Mutual Funds.


Note 5: Federal Income Taxes. For the year ended August 31, 2000, to reflect reclassification arising from permanent book/tax differences attributable to the net operating loss, the Fund credited accumulated net investment loss and charged accumulated net realized gain for $2,300,598.

--------------------------------------------------------------------------------
              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of

 Heritage Capital Appreciation Trust


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heritage Capital Appreciation Trust (the "Fund") at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP
------------------------------
PricewaterhouseCoopers LLP
Tampa, Florida
October 6, 2000




--------------------------------------------------------------------------------
                         2000 FEDERAL INCOME TAX NOTICE
                                  (UNAUDITED)
--------------------------------------------------------------------------------

     During the year ended August 31, 2000, the Fund paid to shareholders $20,229,803 or $2.29 per share from long-term capital gains.

HERITAGE FAMILY OF FUNDS(TM)
FROM OUR FAMILY TO YOURS: THE INTELLIGENT CREATION OF WEALTH.


HERITAGE MONEY MARKET FUNDS
CASH TRUST MONEY MARKET
CASH TRUST MUNICIPAL MONEY MARKET


HERITAGE BOND FUNDS
HIGH YIELD
INTERMEDIATE GOVERNMENT


HERITAGE STOCK FUNDS
AGGRESSIVE GROWTH
CAPITAL APPRECIATION
EAGLE INTERNATIONAL
GROWTH EQUITY
INCOME-GROWTH
MID CAP
SMALL CAP
TECHNOLOGY
VALUE EQUITY

We are pleased that many of you are also investors in these funds. For more information and a prospectus for any of these mutual funds, please contact your financial advisor. Please read the prospectus carefully before you invest in any of the funds.


This report is for the information of shareholders of Heritage Capital Appreciation Trust. It may also be used as sales literature when preceded or accompanied by a prospectus.

(C) 2000 HERITAGE ASSET MANAGEMENT, INC.

18M
AR5331 CA 10/00


[LOGO]   HERITAGE CAPITAL APPRECIATION TRUST
         P.O. BOX 33022
         ST. PETERSBURG, FL 33733
--------------------------------------------------------------------------------
ADDRESS SERVICE REQUESTED